UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2011

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7480 Flying Cloud Drive Minneapolis, Minnesota	55344-3720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 2, 2011, the Personnel and Compensation Committee (the “Committee”) of the Board of Directors of Alliant Techsystems Inc. (“ATK”) awarded ATK’s Chief Executive Officer, Mark W. DeYoung, a discretionary cash bonus of $750,000.  The Committee awarded the bonus to Mr. DeYoung after a qualitative assessment of his performance during the fiscal year ended March 31, 2011.  The Committee also recognized that it had set Mr. DeYoung’s compensation as Chief Executive Officer below the market level in order to allow the Committee to evaluate Mr. DeYoung’s performance during his first year as Chief Executive Officer before increasing his compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: May 5, 2011	By:	/s/ KEITH D. ROSS
Keith D. Ross
Senior Vice President, General
Counsel and Secretary